UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549






                                 FORM 8-K

                              CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported):  March 23, 1998



                     Commission File Number:  33-74254


                         COGENTRIX ENERGY, INC.
        (Exact name of registrant as specified in its charter)


         North Carolina                         56-1853081
  (State or other jurisdiction               (I.R.S. Employer
of incorporation or organization)          Identification Number)


9405 Arrowpoint Boulevard, Charlotte, North Carolina    28273-8110
    (Address of principal executive offices)            (Zipcode)

                             (704) 525-3800
         (Registrant's telephone number, including area code)


Item 5. Other Events

On March 17, 1998, Cogentrix Energy, Inc. announced the signing of an agreement with Bechtel Enterprises, Inc. to acquire Bechtel's ownership interests in twelve electric generating facilities and one interstate natural gas pipeline in the United States. The closing of the acquisition, which is subject to customary conditions including the obtaining of certain consents and regulatory approvals, is currently expected to occur no earlier than late May of 1998. In connection with the acquisition, Cogentrix Energy, Inc. plans to issue up to $250 million in senior notes pursuant to the Securities and Exchange Commission's Rule 144A.

Item 7. Financial Statements and Exhibits

 (c)  Exhibits

      Exhibit No.            Description of Exhibit

         99.1          Press Release, dated March 17, 1998
         99.2          Press Release, dated March 20, 1998


          ----------------------------------------------------

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     COGENTRIX ENERGY, INC.
                                     (Registrant)



     Date: March 23, 1998               /s/ JAMES R. PAGANO
                                     ----------------------------
                                     James R. Pagano
                                     Group Senior Vice President,
                                     Chief Financial Officer
                                     (Principal Financial Officer)







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